EXHIBIT 99.1
     The following unaudited tables summarize by health plan premium revenue, medical care costs, medical care ratio, and premium taxes for each of the four quarters of 2006 and the first two quarters of 2007 (amounts in thousands, except PMPM amounts which are in whole dollars):

	Three Months Ended March 31, 2006
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$93,539	$98.73	$78,062	$82.39	83.5%	$3,027
Indiana	13,551	172.50	12,032	153.17	88.8%	—
Michigan	77,708	180.29	59,902	138.98	77.1%	4,741
New Mexico	55,580	312.27	47,638	267.65	85.7%	1,877
Ohio	10,111	211.23	9,037	188.79	89.4%	456
Utah	43,847	242.13	39,805	219.81	90.8%	—
Washington	154,908	178.48	132,144	152.26	85.3%	2,704
Other	50	—	4,627	—	—	—

Total	$449,294	$164.46	$383,247	$140.29	85.3%	$12,805

	Three Months Ended June 30, 2006
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$92,032	$99.34	$82,254	$88.79	89.4%	$2,957
Indiana	16,696	167.50	15,564	156.15	93.2%	—
Michigan	101,822	180.32	79,999	141.67	78.6%	6,013
New Mexico	53,860	305.87	43,486	246.96	80.7%	1,998
Ohio	18,467	214.96	16,696	194.35	90.4%	813
Utah	43,626	243.58	40,062	223.67	91.8%	—
Washington	153,344	178.64	118,284	137.80	77.1%	2,646
Other	(24)	—	5,370	—	—	—

Total	$479,823	$166.01	$401,715	$138.99	83.7%	$14,427

	Six Months Ended June 30, 2006
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$185,571	$99.03	$160,316	$85.55	86.4%	$5,984
Indiana	30,247	169.70	27,596	154.83	91.2%	—
Michigan	179,530	180.31	139,901	140.51	77.9%	10,754
New Mexico	109,440	309.09	91,124	257.36	83.3%	3,875
Ohio	28,578	213.62	25,733	192.36	90.1%	1,269
Utah	87,473	242.85	79,867	221.73	91.3%	—
Washington	308,252	178.56	250,428	145.07	81.2%	5,350
Other	26	—	9,997	—	—	—

Total	$929,117	$165.26	$784,962	$139.62	84.5%	$27,232

	Three Months Ended September 30, 2006
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$93,590	$102.71	$85,283	$93.59	91.1%	$2,934
Indiana	24,626	164.15	25,384	169.20	103.1%	—
Michigan	122,209	179.25	95,049	139.42	77.8%	7,505
New Mexico	58,648	324.51	50,533	279.61	86.2%	2,164
Ohio	20,977	219.76	20,466	214.41	97.6%	968
Texas	280	108.86	381	148.47	136.4%	24
Utah	39,268	234.81	35,961	215.03	91.6%	—
Washington	152,481	180.40	112,372	132.95	73.7%	2,587
Other	1	—	5,441	—	—	2

Total	$512,080	$168.77	$430,870	$142.00	84.1%	$16,184

	Nine Months Ended September 30, 2006
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$279,161	$100.23	$245,599	$88.18	88.0%	$8,918
Indiana	54,873	167.16	52,980	161.40	96.6%	—
Michigan	301,739	179.88	234,950	140.06	77.9%	18,259
New Mexico	168,088	314.30	141,657	264.88	84.3%	6,039
Ohio	49,555	216.18	46,199	201.54	93.2%	2,237
Texas	280	108.86	381	148.47	136.4%	24
Utah	126,741	240.30	115,828	219.61	91.4%	—
Washington	460,733	179.17	362,800	141.08	78.7%	7,937
Other	27	—	15,438	—	—	2

Total	$1,441,197	$166.49	$1,215,832	$140.45	84.4%	$43,416

	Three Months Ended December 31, 2006
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$92,910	$102.29	$82,933	$91.31	89.3%	$2,820
Indiana	28,073	164.60	26,431	154.97	94.2%	—
Michigan	128,096	186.23	100,746	146.47	78.6%	7,723
New Mexico	53,509	279.31	45,803	239.09	85.6%	2,164
Ohio	45,196	212.18	40,050	188.02	88.6%	2,028
Texas	4,228	135.38	4,307	137.89	101.9%	55
Utah	38,766	239.46	35,589	219.84	91.8%	—
Washington	153,017	182.46	121,635	145.04	79.5%	2,569
Other	117	—	5,326	—	—	2

Total	$543,912	$169.81	$462,820	$144.50	85.1%	$17,361

	Twelve Months Ended December 31, 2006
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$372,071	$100.74	$328,532	$88.95	88.3%	$11,738
Indiana	82,946	166.29	79,411	159.20	95.7%	—
Michigan	429,835	181.73	335,696	141.93	78.1%	25,982
New Mexico	221,597	305.07	187,460	258.08	84.6%	8,203
Ohio	94,751	214.25	86,249	195.03	91.0%	4,265
Texas	4,508	133.37	4,688	138.70	104.0%	79
Utah	165,507	240.10	151,417	219.66	91.5%	—
Washington	613,750	179.98	484,435	142.06	78.9%	10,506
Other	144	—	20,764	—	—	4

Total	$1,985,109	$167.39	$1,678,652	$141.55	84.6%	$60,777

	Three Months Ended March 31, 2007
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$92,932	$104.89	$76,324	$86.14	82.1%	$3,030
Michigan	123,766	185.06	104,601	156.40	84.5%	7,509
New Mexico	57,193	297.61	49,219	256.12	86.1%	2,216
Ohio	74,944	220.37	69,262	203.66	92.4%	3,372
Texas	14,456	218.47	13,348	201.73	92.3%	257
Utah	30,927	205.63	28,466	189.27	92.0%	—
Washington	161,982	189.20	131,259	153.32	81.0%	2,684
Other	35	—	3,998	—	—	33

Total	$556,235	$176.04	$476,477	$150.80	85.7%	$19,101

	Three Months Ended June 30, 2007
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$94,710	$108.43	$76,185	$87.22	80.4%	$3,202
Michigan	121,427	184.43	101,184	153.68	83.3%	7,364
New Mexico	61,337	312.44	52,949	269.71	86.3%	1,394
Ohio	111,457	279.18	101,515	254.28	91.1%	5,016
Texas	24,953	273.48	22,774	249.59	91.3%	433
Utah	30,033	206.15	26,535	182.14	88.4%	—
Washington	162,905	189.45	130,726	152.02	80.2%	2,685
Other	305	—	4,997	—	—	(19)

Total	$607,127	$188.30	$516,865	$160.30	85.1%	$20,075

	Six Months Ended June 30, 2007
	Premium Revenue		Medical Care Costs		Medical	Premium Tax
	Total	PMPM	Total	PMPM	Care Ratio	Expense
California	$187,642	$106.64	$152,509	$86.68	81.3%	$6,232
Michigan	245,193	184.75	205,785	155.05	83.9%	14,873
New Mexico	118,530	305.11	102,168	262.99	86.2%	3,610
Ohio	186,401	252.13	170,777	231.00	91.6%	8,388
Texas	39,409	250.35	36,122	229.47	91.7%	690
Utah	60,960	205.88	55,001	185.76	90.2%	—
Washington	324,887	189.33	261,985	152.67	80.6%	5,369
Other	340	—	8,995	—	—	14

Total	$1,163,362	$182.23	$993,342	$155.60	85.4%	$39,176